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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):

                                  May 11, 2006
                                  ------------

                                TX HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


            GEORGIA                      000-32335                58-2558701
      --------------------           -----------------       ------------------
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

                   1602 ALTON RD., #487, MIAMI BEACH, FL 33139
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               (Address of Principal Executive Offices) (Zip Code)

                                  305.420.6781
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              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM: 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
-----------------------------------------------------

TX Holdings, Inc. (Pink Sheets:TXHG) is pleased to announce today that the company has entered into a Private Placement Agreement with Brill Securities, Inc., a New York investment bank specializing in the security industry. Under the terms of the agreement, Brill Securities will act as financial advisors for the Company's private placement offering.

Chairman Mark Neuhaus stated, "this agreement represents a major step forward for TX Holdings as we move forward with our strategy of acquiring leases and purchase options on properties with proven reserves and current production. Now that we have a team of experienced Oil & Gas investment bankers, I am confident that TX Holdings is positioned for future growth with a well respected and experienced firm".


ITEM: 9.01 FINANCIAL STATEMENTS AND EXHIBITS
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EXHIBIT 99.1   PRESS RELEASE DATED MAY 11, 2006

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  MAY 11, 2006


                              BY: /S/ MARK NEUHAUS
                                  ------------------------------------
                                  MARK NEUHAUS, CHAIRMAN AND PRESIDENT